Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is entered into as of August 23, 2023, by and among, UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation (“Borrower”), the undersigned Loan Parties, and FIFTH THIRD BANK, NATIONAL ASSOCIATION, a federally chartered institution (“Lender”).

RECITALS

The Borrower and the Lender entered into that certain Credit Agreement, dated as of November 18, 2022 (as amended or otherwise modified from time to time prior to the First Amendment Effective Date, the “Credit Agreement”).

The Borrower has requested, and the Lender has agreed, to amend the Credit Agreement as more fully set forth herein and subject to the terms and conditions set forth herein.

AGREEMENTS

To induce the Lender to enter into this Amendment, and in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Recitals. The above Recitals are acknowledged by the parties as true and correct and are incorporated in this paragraph by reference.

2. Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

3. Amendment to Credit Agreement.

(a) Section 4.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

4.8. Bank Products. Each Loan Party shall undertake commercially reasonable efforts to utilize the Lender as its primary provider of Bank Products, including as holder of its primary depository and remittance accounts.

(b) Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.4. Quick Ratio. Borrower shall maintain a Quick Ratio of (i) 0.85 to 1.00 or greater at all times during which greater than $50,000,000.00 of the Initial Draw remains outstanding (provided that, for purposes of this Section 6.4(i), it is estimated that at least $80,000,000, or such lesser amount equal to the then-outstanding portion of the Initial Draw, of Quick Assets shall be comprised of cash and/or Cash Equivalents, and held with Fifth Third in a depository account of the Borrower’s, without restriction on the use of funds), and (ii) .60 to 1.00 or greater, at all times during which $50,000,000.00 or less of the Initial Draw remains outstanding.

(c) Section 6.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.5 [Reserved].

(d) Schedule 3.23 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 3.23 to this Amendment.

(e) Section 4.13 of the Credit Agreement, and Schedule 4.13 of the Credit Agreement, are each hereby deleted in their entirety.

(f) Schedule 7.1(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 7.1(a)(iv) to this Amendment.

4. Conditions. This Amendment shall become effective as of the date on which all of the conditions set forth in this Section 4 have been satisfied (the “First Amendment Effective Date”):

(a) The Lender shall have received counterparts of this Amendment duly executed by the Borrower, Loan Parties and the Lender.

(b) The Lender shall have received payment for all expenses of the Lender (including the fees and expenses of counsel).

5. Representations. The Loan Parties hereby represents and warrants to the Lender that as of the date of this Amendment:

(a) Each of the Loan Parties has the power and authority to enter into this Amendment and to perform all of its obligations hereunder.

(b) This Amendment has duly authorized by proper corporate and/or other organizational proceedings, executed, and delivered by each Loan Party, constitutes valid and binding obligations of the each Loan Party enforceable against it in accordance with the terms hereunder, except as enforceability may be limited by debtor relief laws and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

(c) The execution, delivery and performance of this Amendment does not (i) contravene or violate any applicable provision of the bylaws of the any Loan Party, (ii) contravene or violate any applicable Law binding upon the Loan Parties in any material respect, (iii) violate or constitute a default under any covenant, indenture or agreement of or affecting any Loan Party or any of their respective property, in each case where such violation, contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (iv) result in the creation or imposition of any Lien on any property of a Loan Party other than Liens permitted under the Credit Agreement or the Liens granted in favor of the Lender pursuant to the Loan Documents.

(d) No authorization, consent, license or exemption from, or filing or registration with, any Governmental Authority, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by any Loan Party of this Amendment, except for such approvals, authorizations, consents, licenses or exemptions from, or filings or registrations which have been obtained prior to the date of this Amendment and remain in full force and effect.

(e) Each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents, are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of the First Amendment Effective Date, except to the extent the same expressly relate to an earlier date (and in such case were true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date).

(f) No Default or Event of Default has occurred and is continuing or would occur after giving effect to this Amendment and the transactions contemplated hereby.

6. Counterparts. This Amendment may be signed in counterparts, which together shall constitute the agreement of the parties when each party has signed a counterpart. This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof.

7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Severability. Any provision of this Amendment which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

9. Governing Law; Submission to Jurisdiction and Waiver of Jury Trial. The terms of Sections 11.11, 11.12 and 11.18 of the Credit Agreement with respect to submission to jurisdiction, waiver of jury trial, and judicial reference procedures, are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

10. Effect of Amendment. Except as expressly set forth herein, (a) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. The Loan Parties reaffirms their respective obligations under the Loan Documents to which they are a party and the validity of the Liens granted by it pursuant to the Guaranty and Security Agreement. The Loan Parties hereby consents to this Amendment and confirms that all obligations of the Loan Parties under the Loan Documents shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been executed by each of the parties hereto by a duly authorized officer of the party on the date first set forth above.

BORROWER:

UNIVERSAL TECHNICAL INSTITUTE, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	Chief Executive Officer

LOAN PARTIES:

COLLEGES OF DENTAL AND MEDICAL ASSISTANTS, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

CONCORDE CAREER COLLEGES, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

CUSTOM TRAINING GROUP, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

HCP ED HOLDINGS, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

[Signature Page to First Amendment to Credit Agreement]

MICHIGAN INSTITUTE OF AERONAUTICS, INC.
d/b/a MIAT College of Technology,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

SOUTHERN CALIFORNIA COLLEGE OF MEDICAL AND DENTAL ASSISTANTS, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

STUDENT FUNDING GROUP, LLC,

By: Universal Technical Institute, Inc.
Its Sole Member

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	Chief Executive Officer

U.T.I, OF ILLINOIS, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

UNITED HEALTH CAREERS INSTITUTE, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

[Signature Page to First Amendment to Credit Agreement]

UNIVERSAL TECHNICAL INSTITUTE NORTHEAST, LLC,

By: UTI Holdings Inc.
Its Sole Member

	By:	/s/ Jerome Grant_
	Name:	Jerome Grant
	Title:	President

UNIVERSAL TECHNICAL INSTITUTE OF ARIZONA, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

UNIVERSAL TECHNICAL INSTITUTE OF CALIFORNIA, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

UNIVERSAL TECHNICAL INSTITUTE OF NORTH CAROLINA, INC.,

By:	/s/ Jerome Grant_
Name:	Jerome Grant
Title:	President

UNIVERSAL TECHNICAL INSTITUTE OF NORTHERN CALIFORNIA, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

[Signature Page to First Amendment to Credit Agreement]

UNIVERSAL TECHNICAL INSTITUTE OF NORTHERN TEXAS, LLC,

By: Universal Technical Institute of Texas, Inc.
Its Sole Member

	By:	/s/ Jerome Grant
	Name:	Jerome Grant
	Title:	President

UNIVERSAL TECHNICAL INSTITUTE OF PENNSYLVANIA, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

UNIVERSAL TECHNICAL INSTITUTE OF PHOENIX, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

UNIVERSAL TECHNICAL INSTITUTE OF SOUTHERN CALIFORNIA, LLC,

By: Universal Technical Institute of California, Inc.
Its Sole Member

	By:	/s/ Jerome Grant
	Name:	Jerome Grant
	Title:	President

UNIVERSAL TECHNICAL INSTITUTE OF TEXAS, INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

[Signature Page to First Amendment to Credit Agreement]

UNIVERSAL TECHNICAL INSTITUTE VENTURES, LLC,

By: Universal Technical Institute, Inc.
Its Manager

	By:	/s/ Jerome Grant
	Name:	Jerome Grant
	Title:	Chief Executive Officer

UNIVERSAL TECHNICAL INSTITUTE OF ARIZONA, LLC,

By: Universal Technical Institute of Arizona, Inc.
Its Sole Member

	By:	/s/ Jerome Grant
	Name:	Jerome Grant
	Title:	President

UTI HOLDINGS INC.,

By:	/s/ Jerome Grant
Name:	Jerome Grant
Title:	President

UTI SOUTH FLORIDA, LLC,

By: Universal Technical Institute of Arizona, Inc.
Its Sole Member

	By:	/s/ Jerome Grant
	Name:	Jerome Grant
	Title:	President

UTI WEST TEXAS, LLC,

By: Universal Technical Institute of Texas, Inc.
Its Sole Member

	By:	/s/ Jerome Grant
	Name:	Jerome Grant
	Title:	President

[Signature Page to First Amendment to Credit Agreement]

LENDER:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:	/s/ Jeff Thom
Name:	Jeff Thom
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

Schedule 3.23

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Schedule 7.1(a)(iv)

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